Earnings Per Share (Tables)	6 Months Ended
Jun. 30, 2022
Earnings Per Share [Abstract]
Schedule of Basic and Diluted Earnings Per Share
Basic and diluted earnings per share are determined using the following information:

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Numerator:
Basic and diluted loss from continuing operations:
Net income (loss) attributable to Venator Materials PLC ordinary shareholders	$93	$(23)	$90	$(44)
Denominator:
Weighted average shares outstanding	107.9	107.3	107.8	107.2
Potential dilutive impact of share-based awards(1)	—	0.8	—	0.5

(1) The potentially dilutive impact of share-based awards was excluded from the calculation of net income (loss) per share for the three and six months ended June 30, 2021 because there is an anti-dilutive effect as we are in net loss positions.